UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2017

Boulevard Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

On August 16, 2017, Boulevard Acquisition Corp. II, a Delaware corporation (“Boulevard”), and Estre Ambiental S.A. (“Estre”), jointly issued a press release announcing the execution of a Business Combination Agreement between Estre and Boulevard, pursuant to which Boulevard agreed to combine with Estre in a transaction (the “Business Combination”) that will result in Boulevard and Estre becoming subsidiaries of a newly formed, publicly traded holding company ( “Holdco”), and announcing that Boulevard will hold a conference call on August 16, 2017 at 9:00 a.m., Eastern Daylight Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Boulevard in presentations for certain of Boulevard’s stockholders and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information

In connection with the proposed Business Combination, a Registration Statement on Form F-4 will be filed file with the U.S. Securities and Exchange Commission (the “SEC”) that will include a proxy statement of Boulevard that also will constitute a prospectus of Holdco. Boulevard will mail the proxy statement/prospectus to its stockholders. Boulevard’s stockholders are urged to read the proxy statement/prospectus regarding the Business Combination when it becomes available because it will contain important information regarding Boulevard, Estre, Holdco, the Business Combination, the agreements related thereto and related matters. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by Boulevard or Holdco with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Boulevard at 399 Park Avenue, 6th Floor, New York, New York 10022, or by calling Boulevard at (212) 878-3500.

Participants in the Solicitation

Boulevard, Estre and Holdco (when formed) and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Boulevard is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the proxy statement/prospectus when it is filed with the SEC on Form F-4. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Boulevard, Holdco or Estre, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding 2018 adjusted EBITDA projections and forecasts of other financial and performance metrics, projections of market opportunity, macroeconomic outlook and the expected benefits of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of Boulevard and Estre management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions in Brazil; potential government interventions resulting in changes to the Brazilian economy, applicable taxes and tariffs, inflation, exchange rates, interest rates and the regulatory environment; changes in the financial condition of Estre’s clients affecting their ability to pay for its services; the results of competitive bidding processes, which could lead to the loss of material contracts or curtail Estre’s expansion efforts; Estre’s history of losses; the outcome of judicial and administrative proceedings to which Estre is or may become a party or governmental investigations to which Estre may become subject that could interrupt or limit Estre’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Estre’s clients’ preferences, prospects and the competitive conditions prevailing in the Brazilian waste management; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Holdco or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Boulevard and/or the shareholders of Estre for the Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of Boulevard and Estre; the amount of redemption requests made by Boulevard’s stockholders; the ability of Boulevard or Holdco to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, including, without limitation, pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, which could dilute the interests of Boulevard’s stockholders; those factors discussed in Boulevard’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” and other documents of Boulevard filed, or to be filed, with the SEC.  These statements speak only as of the date they are made and neither Boulevard nor Estre undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this communication.

Item 8.01.  Other Events

See Item 7.01.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated August 16, 2017

99.2	Form of Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  August 16, 2017

Boulevard Acquisition Corp. II

By:	/s/ Stephen Trevor
Name: Stephen Trevor
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated August 16, 2017

99.2	Form of Presentation